SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 12, 2001
                                                          ---------------


                         REFERRAL HOLDINGS CORPORATION
                -------------------------------------------------
               (Exact name of registrant as specified in charter)


         NEVADA                       0-32251                  74-2976026
----------------------------       -------------          -------------------
(State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)


   111 Congress Avenue, Suite 461, Austin, TX                  78701
   ------------------------------------------              -------------
    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (515) 331-8600
                                                   --------------


              12885 N. Research Blvd., Suite 202, Austin, TX 78750
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On August 12, 2001, Referral Holdings Corporation moved its principal business offices to 111 Congress Avenue, Suite 461, Austin, TX 78701.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     REFERRAL HOLDINGS CORP.


Dated: August 22, 2001               By: /s/ Glenn LaPointe
                                     ------------------------------
                                     Glenn A. LaPointe
                                     President and Chief Executive Officer